UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2017

Ipsidy Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54545	46-2069547
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

780 Long Beach Boulevard, Long Beach, New York 11561

(Address of principal executive offices) (zip code)

407-951-8640

(Registrant's telephone number, including area code)

Copies to:

Stephen M. Fleming, Esq.

Fleming PLLC

49 Front Street, Suite 206

Rockville Centre, New York 11570

Phone: (516) 833-5034

Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement.

On November 14, 2017, ID Global LATAM S.A.S. (“ID LATAM”), a wholly owned subsidiary of Ipsidy Inc., entered into a Settlement Agreement with Recaudo Bogota S.A.S. (“Recaudo”) effective November 9, 2017 (the “Recaudo Settlement Agreement”). Pursuant to the Recaudo Settlement Agreement, ID LATAM and Recaudo terminated the Contract for the Provision of Cash Collection Services dated December 30, 2016 previously entered between the parties and each party provided a full release of the other party without financial consideration being paid by either party.

Item 9.01  Financial Statements and Exhibits

(d) Index of Exhibits

Exhibit Number	Description

10.1	Settlement Agreement entered November 14, 2017 between ID Global LATAM S.A.S. and Recaudo Bogota S.A.S.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ipsidy Inc.

Date: November 15, 2017	By:	/s/ Stuart Stoller
Name: Stuart Stoller
Title: Chief Financial Officer